Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 94,754,379.02
Previously Paid Amount	0
Total Fee Amount	14,506.9
Total Offset Amount	0
Net Fee	$ 14,506.9